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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 15, 1997

                               ANDOVER TOGS, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                             0-14674                             13-5677957
(State or Other Jurisdiction of        (Commission File Number)        (I.R.S. Employer Identification Number)
        Incorporation)
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                                  1333 BROADWAY
                            NEW YORK, NEW YORK 10018
               (Address of Principal Executive Offices) (Zip Code)




        Registrant's telephone number, including area code       212-244-0700


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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        As previously reported in a Current Report on Form 8-K dated March 7,
1997 of Andover Togs, Inc. (the "Company"), the Company changed its independent accountants to Mahoney Cohen & Company, CPA, P.C. (the "New Accountants") and engaged the New Accountants to audit its financial statements for the fiscal years ending November 30, 1996 and 1997. The New Accountants replace the firm of Deloitte & Touche LLP (the "Former Accountants"), who had audited the Company's financial statements for the fiscal years ending November 30, 1985 through 1995.
The decision to change independent accountants was unanimously approved by the Company's Board of Directors, including all members of the Audit Committee of the Board of Directors, on March 7, 1997, but the former accountants were retained until August 15, 1997, the date of delivery to the Company of their audit report on the consolidated financial statements of the Company as of and for the fiscal year ended November 30, 1995.

        The audit report of the Former Accountants on the consolidated financial statements of the Company as of and for the fiscal year ended November 30, 1994 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
The audit report of the Former Accountants on the consolidated financial statements of the Company as of and for the fiscal year ended November 30, 1995 was delayed and finally issued on August 15, 1997, after the Company emerged from bankruptcy. Such report does not contain any adverse opinion or disclaimer of opinion, nor is it qualified or modified as to uncertainty, audit scope or accounting principles. A letter from the Former Accountants is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K. The Former Accountants were dismissed as of August 15, 1997, the date that they issued their audit report.

        During the Company's two most recently completed fiscal years and the subsequent interim period up to the date hereof, there were no disagreements between the Company and the Former Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the matter of disagreement in its report. During the two most recently completed fiscal years and the subsequent interim period up to the date hereof, the Company has not been advised by the Former Accountants of any of the reportable events listed in
Item 304(a)(1)(v)(A) through (D) of Regulation S-K (the "Regulation").

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (C)    EXHIBITS

  Exhibit No.       Description
  ----------        -----------
   16.1             Letter from Deloitte & Touche LLP dated August 15, 1997.


                                        2



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ANDOVER TOGS, INC.



August 15, 1997
                                               By: /s/ William L. Cohen
                                                   ---------------------------
                                                   William L. Cohen,
                                                   Chairman, President and
                                                   Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit                Description
-------                -----------

 16.1                  Letter from Deloitte & Touche LLP dated August 15, 1997




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